                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 14, 2002
        -----------------------------------------------------------------


                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


             000-27927                                    43-1857213
             ---------                                    ----------
       (Commission File Number)         (Federal Employer Identification Number)


        12405 Powerscourt Drive
          St. Louis, Missouri                         63131
          -------------------                         -----
(Address of Principal Executive Offices)            (Zip Code)


       (Registrant's telephone number, including area code) (314) 965-0555
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ITEM 7. EXHIBITS.

99.1 Statement Under Oath of Carl E. Vogel, Chief Executive Officer of Charter Communications, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.*

99.2 Statement Under Oath of Kent D. Kalkwarf, Chief Financial Officer of Charter Communications, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.*

* filed herewith

ITEM 9. REGULATION FD DISCLOSURE

This Report and the attached exhibits are being furnished pursuant to Regulation FD. On August 14, 2002, Carl E. Vogel, Chief Executive Officer of Charter Communications, Inc., and Kent D. Kalkwarf, Chief Financial Officer of Charter Communications, Inc., each filed with the Securities and Exchange Commission a statement under oath regarding the facts and circumstances relating to the accuracy of the financial statements of Charter Communications, Inc. and their consultations with the audit committee of Charter Communications, Inc., as required by the Securities and Exchange Commission's "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" (File No. 4-460, June 27, 2002).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHARTER COMMUNICATIONS, INC.,
                                       ---------------------------------
                                       Registrant


Dated: August 14, 2002                 By: /s/ Kent D. Kalkwarf
                                       ---------------------------------
                                       Name: Kent D. Kalkwarf
                                       Title: Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       Officer)
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EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------
99.1     Statement Under Oath of Carl E. Vogel, Chief Executive Officer of
         Charter Communications, Inc. Regarding Facts and Circumstances Relating
         to Exchange Act Filings. *

99.2     Statement Under Oath of Kent D. Kalkwarf, Chief Financial Officer of
         Charter Communications, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings. *

* filed herewith